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                                                                    Exhibit 10.6


                            AMENDMENT NUMBER FIVE TO
                           MAXWELL TECHNOLOGIES, INC.
                             1995 STOCK OPTION PLAN

         The Maxwell Technologies, Inc. 1995 Stock Option Plan (the "Plan") is hereby amended in the following respects:

1.       COMMON STOCK SUBJECT TO OPTIONS.

         The maximum number of shares authorized under the Plan for grant of options as set forth in paragraph 4 of the Plan entitled "Common Stock Subject to Options", consisting of 2,390,000 shares of the Company's Common Stock as previously amended, is hereby adjusted to a maximum of 3,340,000 shares of the Company's Common Stock.

2.       EFFECT OF AMENDMENTS.

         This amendment to the Plan shall be effective as of August 14, 2000, subject to the approval of the majority shareholders of Maxwell Technologies, Inc. Except to the extent specifically modified herein, the Plan shall remain in full force and effect.


                                            MAXWELL TECHNOLOGIES, INC.


                                            By:_____________________________
                                               Donald M. Roberts, Secretary


                                            Date:    August 14, 2000